SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): April 19, 2019

AXIM BIOTECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-54296	27-4092986
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

45 Rockefeller Plaza, 20th Floor, Suite 83

New York, NY

(Address of principal executive offices)

10111

(Zip Code)

(212) 332-1677

(Registrant’s telephone number, including area code)

(Former name if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On April 19, 2019, the Company’s nutraceutical division, which produces and distributes cannabinoid-based lifestyle and wellness products, entered into a private-label manufacturing and supply agreement for the purchase of its proprietary cannabidiol (CBD)-based chewing gum with a leading direct-to-consumer distributor for worldwide distribution.

The purchase order describes an ongoing relationship, with an initial one year term, between AXIM and the distributor and allows for exclusivity to specified sales channels if the distributor meets specified minimum order requirements. The initial order alone represents 1.5 million pieces of AXIM’s gum product. With its recently acquired patents for oral compositions containing cannabinoids and topical cream, along with its patent on chewing gum containing cannabinoids including CBD, this order represents a large sales momentum shift as AXIM aims to expand the Company’s nutraceutical division and create revenue for the company.

Item 7.01 Regulation FD Disclosure

On April 23, 2019, the Company announced that its nutraceutical division entered into a purchase order agreement for the purchase of 50,000 boxes (1.5 million individual pieces) of its proprietary cannabidiol (CBD)-based chewing gum with a leading direct-to-consumer company for distribution throughout the United States.

Exhibit 99.1 contains forward-looking statements. These forward-looking statements are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to predict. Forward-looking statements are based upon assumptions as to future events that may not prove to be accurate. Actual outcomes and results may differ materially from what is expressed in these forward-looking statements.

The information set forth under Item 7.01 of this Current Report on Form 8-K (“Current Report”), including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section. The information in Item 7.01 of this Current Report, including Exhibit 99.1, shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any incorporation by reference language in any such filing, except as expressly set forth by specific reference in such a filing. This Current Report will not be deemed an admission as to the materiality of any information in this Current Report that is required to be disclosed solely by Regulation FD.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

No.	Description
99.1	Press Release, dated April 23, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AXIM BIOTECHNOLOGIES, INC.
Dated: April 23, 2019
	By:	/s/ John W. Huemoeller II
John W. Huemoeller II
Chief Executive Officer